                         BEHAVIORAL MEDICINE INSTITUTE
                             886 OENOKE RIDGE ROAD
                              NEW CANAAN, CT 06540

                                TEL 203-966-8060
                                FAX 203-966-9807

ROBERT C. KOLODNY, M.D.
MEDICAL DIRECTOR


17 June 1997

Dr. Shalom Z. Hirschman
President
Advanced Viral Research
200 Corporate Blvd. South
Yonkers, NY 10701                    BY FAX
                                     ------
Dear Dr. Hirschman:

This is to formally inform you that I am resigning from my position as a board member of Advanced Viral Research effective immediately.

I wish you the best of luck in your future work.

Sincerely,


/s/ Robert C. Kolodny
---------------------------------
Robert C. Kolodny, M.D.